UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-08167

Dryden Small-Cap Core Equity Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    800-225-1852

Date of fiscal year end:    10/31/2009

Date of reporting period:    10/31/2009

Item 1 – Reports to Stockholders

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

FUND TYPE

Small cap stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Dryden Small-Cap Core Equity Fund to Prudential Small-Cap Core Equity Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.70%; Class Z, 0.95%. Net operating expenses apply to: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.45%; Class Z, 0.95%, after contractual reduction for Class R through 2/28/2011.

Cumulative Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–2.63%	–10.66%	57.56%	—
Class B	–3.33	–13.84	46.25	—
Class C	–3.33	–13.84	46.25	—
Class R	–2.86	N/A	N/A	–35.27% (1/12/07)
Class Z	–2.32	–9.39	61.66	—
S&P SmallCap 600 Index[2]	5.56	6.46	87.28	**
Lipper Average[3]	11.82	5.20	90.79	***

Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–22.84%	–1.87%	4.73%	—
Class B	–23.03	–1.68	4.54	—
Class C	–19.78	–1.48	4.54	—
Class R	–18.60	N/A	N/A	–12.87% (1/12/07)
Class Z	–18.12	–0.48	5.59	—
S&P SmallCap 600 Index[2]	–10.61	2.83	7.07	**
Lipper Average[3]	–6.42	2.22	6.79	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed in the United States.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P SmallCap 600 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –22.58% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total return as of 9/30/09 is –6.92% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –23.60% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –7.72% for Class R.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Dryden Small-Cap Core Equity Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/09
Rock-Tenn Co. (Class A Stock), Containers & Packaging	1.0%
Tractor Supply Co., Specialty Retail	1.0
World Fuel Services Corp., Oil, Gas & Consumable Fuels	1.0
Carter’s, Inc., Textiles, Apparel & Luxury Goods	0.9
Toro Co., Machinery	0.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/09
Real Estate Investment Trusts	6.6%
Healthcare Providers & Services	5.7
Specialty Retail	5.0
Commercial Banks	4.9
Healthcare Equipment & Supplies	4.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Small-Cap Core Equity Fund’s Class A shares declined 2.63% for the 12-month reporting period ended October 31, 2009, trailing the 5.56% advance of the S&P SmallCap 600 Index (the Index). The Fund also trailed the 11.82% return of the Lipper Small-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the Index by actively managing the Fund via a quantitative process that evaluates about 5,000 stocks daily. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the Index. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news,” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations, and invests more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values. While striving to achieve its performance objective through this quantitative process, QMA also considers the tax implications of its trading in an attempt to minimize taxable distributions to the Fund.

What were the conditions like for stocks of small-sized companies?

Small-cap stocks, as measured by the Index, underperformed the S&P 500, which advanced around 9.8% for the 12-month reporting period. However, these numbers mask the underlying market volatility. During the market crisis that began in late October 2008 and ended at the trough of the market in early March 2009, small-cap stocks underperformed large cap stocks by a wide margin. During this time, markets were driven by fear, as a financial “Armageddon” mindset widely took hold and was reflected by a “flight to quality.” Small stocks underperformed larger stocks and value stocks, which were pricing in a high degree of distress risk, underperformed growth stocks. Around March 9, the market began to realize the worst-case scenario that had been priced into it was not materializing. As a result of federal policy initiatives to help stabilize the U.S. financial system, investors began to feel more comfortable adding risk back to their portfolios. Subsequently, small-cap stocks significantly outperformed large-cap stocks. Growth stocks outperformed value stocks, and lower-quality stocks, such as the smallest stocks in the index as well as stocks with negative earnings momentum and negative earnings, also outperformed.

How have recent market events affected the performance of the Fund?

In the post-crisis period beginning March 9, investors’ relief that doomsday scenarios did not materialize led to a substantial rally in the equity markets. Lower-quality stocks outperformed during the rally as investors became more comfortable holding

Dryden Small-Cap Core Equity Fund, Inc.	5

Strategy and Performance Overview (continued)

risk in their portfolios. In particular, stocks that had declined the most prior to the market bottom outperformed during the rally. Less profitable companies and even non-earners outperformed, as did stocks with negative earnings momentum. This caused the Fund’s news factor to perform perversely, as bad news stocks outperformed good news stocks. In addition, stocks with extremely low prices outperformed. QMA’s investment philosophy favors stocks with more attractive fundamentals and prospects, and therefore the Fund is underweight in lower-quality stocks. The investment team recognized that lower-priced stocks had become a larger percentage of the benchmark than they had been historically, and made adjustments to hold more of these stocks. But the Fund remained underweight in this market segment, since these stocks are more difficult and expensive to trade. While having a larger position in lower-quality stocks would have helped performance in this market environment, QMA believes that it is not a sound long-term investment strategy.

Has the Fund’s tax management strategy affected recent performance?

While difficult to quantify, the tax management objective had a negative effect on performance in the recent market environment. While trading in the portfolio is not dictated by tax concerns, the potential tax impact of trading is included in the investment decision. Tax management may lead to more momentum in the portfolio, as laggards are sold to realize tax losses and leaders are held to avoid tax gains. During a market environment marked by the outperformance of lower-quality stocks, this can amplify the underperformance of the strategy. This is because the previous laggards have been sold off to realize tax losses. Also, the Fund is less likely to be holding lower-priced and lower-quality stocks, as these stocks are more likely to have been sold to realize tax losses. Conversely, leaders may be held longer in an effort to minimize realized gains.

Among rapidly growing companies, which stocks contributed most and detracted most from the Fund’s returns?

Over the past 12 months, the Fund’s news factor, which is emphasized for faster growing companies, did not perform well. This underperformance was heavily influenced by the post-crisis period, in which lower-quality stocks, or bad-news stocks, outperformed higher-quality stocks. Stocks such as Green Mountain Coffee soared despite having bad news, but the Fund was underweight in this position, which detracted from performance. However, the Fund gained from an overweight position in California Pizza Kitchen, which advanced strongly as news turned positive.

Among slowly growing companies, which stocks contributed most and detracted most from the Fund’s returns?

The Fund’s holdings in financial stocks hurt portfolio performance, particularly during the crisis period. Holdings in this sector were concentrated among stocks that appeared

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attractively valued, and cheap financial stocks became cheaper as the financial crisis deepened. As the market recovered, some of the attractively valued, economically sensitive stocks in which the Fund was overweight performed well. Examples include Jarden Corp. and RTI International, which both returned strong double-digit gains.

Dryden Small-Cap Core Equity Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2009, at the beginning of the period, and held through the six-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,115.00	1.24%	$6.61
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

Class B	Actual	$1,000.00	$1,111.20	1.94%	$10.32
	Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

Class C	Actual	$1,000.00	$1,111.20	1.94%	$10.32
	Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

Class R	Actual	$1,000.00	$1,114.30	1.44%	$7.67
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32

Class Z	Actual	$1,000.00	$1,117.30	0.94%	$5.02
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.7%
COMMON STOCKS
CONSUMER DISCRETIONARY 15.5%

Auto Components 0.2%
7,200	Drew Industries, Inc.(a)	$137,808
17,600	Standard Motor Products, Inc.	147,136

		284,944

Distributors
2,300	Audiovox Corp.(a)	14,858
1,100	Core-Mark Holding Co., Inc.(a)	30,107

		44,965

Diversified Consumer Services 1.8%
16,100	Capella Education Co.(a)(b)	1,109,290
24,800	Coinstar, Inc.(a)(b)	787,152
1,800	Hillenbrand, Inc.	35,964
4,800	Pre-Paid Legal Services, Inc.(a)(b)	189,792
21,100	Universal Technical Institute, Inc.(a)(b)	379,589

		2,501,787

Hotels, Restaurants & Leisure 2.3%
6,900	Buffalo Wild Wings, Inc.(a)	282,969
21,300	California Pizza Kitchen, Inc.(a)	276,687
3,650	CEC Entertainment, Inc.(a)	106,617
17,300	Cracker Barrel Old Country Store, Inc.	573,495
20,200	Jack in the Box, Inc.(a)	378,952
6,000	P.F. Chang’s China Bistro, Inc.(a)(b)	175,140
8,200	Papa John’s International, Inc.(a)	184,500
12,400	Peet’s Coffee & Tea, Inc.(a)(b)	421,600
25,400	Pinnacle Entertainment, Inc.(a)	214,630
5,200	Red Robin Gourmet Burgers, Inc.(a)(b)	86,892
14,100	Steak N Shake Co. (The)(a)	164,265
38,200	Texas Roadhouse, Inc. (Class A Stock)(a)(b)	361,754

		3,227,501

Household Durables 1.0%
6,400	Blyth, Inc.	226,752
14,500	Helen of Troy Ltd.(a)	331,180
10,700	Jarden Corp.	293,073

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

CONSUMER DISCRETIONARY (Continued)

Household Durables (cont’d.)
5,500	Kid Brands, Inc.(a)	$27,335
71,200	La-Z-Boy, Inc.	505,520

		1,383,860

Internet & Catalog Retail 1.1%
10,400	Blue Nile, Inc.(a)(b)	624,520
1,600	HSN, Inc.(a)	23,904
16,300	NutriSystem, Inc.	350,776
32,300	PetMed Express, Inc.(b)	506,787

		1,505,987

Leisure Equipment & Products 1.0%
23,900	Polaris Industries, Inc.	1,005,473
5,400	RC2 Corp.(a)	70,524
28,800	Sturm, Ruger & Co., Inc.(b)	305,856

		1,381,853

Multi-line Retail
5,600	Fred’s, Inc. (Class A Stock)	66,304

Specialty Retail 5.0%
5,900	Aeropostale, Inc.(a)	221,427
10,500	Big 5 Sporting Goods Corp.	154,875
40,400	Cabela’s, Inc.(a)(b)	507,828
9,400	Cato Corp. (The) (Class A Stock)	185,274
23,000	Children’s Place Retail Stores, Inc. (The)(a)	723,350
18,200	Dress Barn, Inc.(a)(b)	328,510
13,100	Group 1 Automotive, Inc.(b)	333,002
17,200	Gymboree Corp.(a)(b)	732,204
2,300	Haverty Furniture Cos., Inc.(a)	27,853
5,400	Jo-Ann Stores, Inc.(a)	143,748
14,000	JOS A Bank Clothiers, Inc.(a)	573,720
20,800	Men’s Wearhouse, Inc. (The)	481,936
6,000	Monro Muffler, Inc.	185,940
52,900	Pep Boys-Manny, Moe & Jack (The)	463,933
44,900	Sonic Automotive, Inc. (Class A Stock)	401,406
1,800	Stage Stores, Inc.	21,240
12,100	Stein Mart, Inc.(a)	114,950
32,000	Tractor Supply Co.(a)(b)	1,430,400

		7,031,596

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

CONSUMER DISCRETIONARY (Continued)

Textiles, Apparel & Luxury Goods 3.1%
56,900	Carter’s, Inc.(a)	$1,342,840
1,600	Deckers Outdoor Corp.(a)	143,472
36,000	Maidenform Brands, Inc.(a)	505,440
21,900	Oxford Industries, Inc.	423,765
33,500	Skechers U.S.A., Inc. (Class A Stock)(a)	730,970
30,100	True Religion Apparel, Inc.(a)(b)	775,677
7,000	Unifirst Corp.	294,490
8,400	Wolverine World Wide, Inc.	214,872

		4,431,526
CONSUMER STAPLES 3.7%

Food & Staples Retailing 1.3%
23,400	Andersons, Inc. (The)	726,102
36,100	Casey’s General Stores, Inc.	1,138,233

		1,864,335

Food Products 1.9%
18,600	Chiquita Brands International, Inc.(a)(b)	301,134
69,400	Darling International, Inc.(a)	482,330
14,100	Del Monte Foods Co.	152,280
9,200	Diamond Foods, Inc.	277,380
600	Green Mountain Coffee Roasters, Inc.(a)	39,930
6,600	J&J Snack Foods Corp.	258,522
3,900	Lance, Inc.	94,068
9,700	Sanderson Farms, Inc.	354,923
20,300	TreeHouse Foods, Inc.(a)	759,220

		2,719,787

Household Products
900	WD-40 Co.	28,341

Personal Products 0.4%
9,400	Chattem, Inc.(a)	595,678
2,900	Prestige Brands Holdings, Inc.(a)	19,604

		615,282

Tobacco 0.1%
43,200	Alliance One International, Inc.(a)	190,512

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

ENERGY 5.9%

Energy Equipment & Services 3.0%
9,800	Bristow Group, Inc.(a)	$285,670
13,100	Cal Dive International, Inc.(a)	100,608
18,400	CARBO Ceramics, Inc.	1,074,376
5,600	Dresser-Rand Group, Inc.(a)	165,032
600	Dril-Quip, Inc.(a)	29,154
12,300	Gulf Island Fabrication, Inc.	235,176
14,300	Helix Energy Solutions Group, Inc.(a)	196,339
2,800	Lufkin Industries, Inc.	159,740
7,500	Matrix Service Co.(a)	66,525
30,100	Oil States International, Inc.(a)	1,036,644
40,500	Pioneer Drilling Co.(a)	270,945
7,200	SEACOR Holdings, Inc.(a)	585,144

		4,205,353

Oil, Gas & Consumable Fuels 2.9%
3,500	Berry Petroleum Co. (Class A Stock)	88,760
8,500	Holly Corp.	246,585
4,700	Penn Virginia Corp.	95,175
4,200	Petroleum Development Corp.(a)	70,140
14,400	St. Mary Land & Exploration Co.	491,040
66,800	Stone Energy Corp.(a)(b)	1,024,044
22,800	Swift Energy Co.(a)	482,904
10,100	Venoco, Inc.(a)	127,260
27,800	World Fuel Services Corp.	1,413,630

		4,039,538
FINANCIAL 17.8%

Capital Markets 1.5%
13,200	Ameriprise Financial, Inc.	457,644
6,700	Investment Technology Group, Inc.(a)	144,519
7,800	optionsXpress Holdings, Inc.	121,914
20,100	Piper Jaffray Cos., Inc.(a)(b)	932,439
6,800	Stifel Financial Corp.(a)(b)	353,328
11,500	SWS Group, Inc.	153,870

		2,163,714

Commercial Banks 4.9%
37,600	Boston Private Financial Holdings, Inc.	223,720
8,800	Columbia Banking System, Inc.	129,360

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

FINANCIAL (Continued)

Commercial Banks (cont’d.)
31,400	Community Bank System, Inc.	$584,354
61,500	East West Bancorp, Inc.	555,345
23,200	First Commonwealth Financial Corp.	121,800
7,600	First Financial Bancorp	96,368
3,200	First Financial Bankshares, Inc.	155,040
23,100	First Midwest Bancorp, Inc.	240,240
1,000	Hancock Holding Co.	36,270
2,700	Home Bancshares, Inc.	58,401
23,500	Independent Bank Corp.	499,845
4,400	Nara Bancorp, Inc.	32,384
92,000	National Penn Bancshares, Inc.	517,040
9,300	NBT Bancorp, Inc.	202,740
2,200	Oriental Financial Group, Inc.	23,430
29,600	Prosperity Bancshares, Inc.	1,059,384
1,700	S&T Bancorp, Inc.	26,775
20,800	Signature Bank(a)	656,448
5,200	Sterling Bancorp	34,996
99,000	Susquehanna Bancshares, Inc.(b)	545,490
700	Tompkins Financial Corp.	30,359
33,100	Umpqua Holdings Corp.	328,021
5,500	Wilshire Bancorp, Inc.	38,720
27,100	Wintrust Financial Corp.	764,491

		6,961,021

Consumer Finance 1.0%
10,800	Cash America International, Inc.	326,808
48,000	First Cash Financial Services, Inc.(a)(b)	824,640
12,600	World Acceptance Corp.(a)(b)	316,134

		1,467,582

Insurance 2.8%
1,100	American Financial Group, Inc.	27,060
19,400	AMERISAFE, Inc.(a)	359,676
4,200	Axis Capital Holdings Ltd.	121,338
47,900	Conseco, Inc.(a)	249,559
38,800	Delphi Financial Group, Inc. (Class A Stock)	841,960
10,000	eHealth, Inc.(a)	142,300
9,900	Employers Holdings, Inc.	146,718
12,800	Infinity Property & Casualty Corp.	494,976
4,300	Presidential Life Corp.	40,119

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

FINANCIAL (Continued)

Insurance (cont’d.)
10,100	ProAssurance Corp.(a)	$507,828
4,300	RLI Corp.	215,000
21,600	Selective Insurance Group, Inc.	330,912
12,400	StanCorp Financial Group, Inc.	455,204

		3,932,650

Real Estate Investment Trusts 6.6%
43,700	BioMed Realty Trust, Inc.(b)	593,009
4,700	Brandywine Realty Trust	44,932
28,500	Cedar Shopping Centers, Inc.	172,995
78,500	Colonial Properties Trust(b)	826,605
15,000	DiamondRock Hospitality Co.(a)(b)	114,150
39,200	Duke Realty Corp.	440,608
9,700	EastGroup Properties, Inc.	357,057
32,700	Extra Space Storage, Inc.	312,939
4,200	Franklin Street Properties Corp.	45,276
5,400	Home Properties, Inc.(b)	211,572
52,400	Inland Real Estate Corp.	449,592
14,000	Kilroy Realty Corp.(b)	386,680
25,300	Kite Realty Group Trust	93,863
38,700	LaSalle Hotel Properties	664,092
101,860	Lexington Realty Trust	426,793
34,900	LTC Properties, Inc.	828,875
38,800	Medical Properties Trust, Inc.(b)	310,400
22,400	National Retail Properties, Inc.(b)	434,112
26,400	Parkway Properties, Inc.(b)	465,960
8,300	PS Business Parks, Inc.	406,451
8,000	Ramco-Gershenson Properties Trust	70,720
36,700	Senior Housing Properties Trust	707,576
14,600	Sovran Self Storage, Inc.	439,460
3,700	Sun Communities, Inc.	64,528
14,200	Sunstone Hotel Investors, Inc.(a)(b)	107,210
5,600	Tanger Factory Outlet Centers	213,192
12,700	Urstadt Biddle Properties, Inc. (Class A Stock)	187,579

		9,376,226

Real Estate Management & Development 0.5%
44,900	Forestar Group, Inc.(a)	662,724

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

FINANCIAL (Continued)

Thrifts & Mortgage Finance 0.5%
12,000	Dime Community Bancshares	$131,880
2,200	First Financial Holdings, Inc.	29,678
6,800	Flushing Financial Corp.	76,364
71,200	Trustco Bank Corp.	423,640

		661,562
HEALTHCARE 12.9%

Biotechnology 0.6%
5,300	Arqule, Inc.(a)	17,755
36,300	Cubist Pharmaceuticals, Inc.(a)(b)	614,922
20,500	Enzon Pharmaceuticals, Inc.(a)(b)	171,995

		804,672

Healthcare Equipment & Supplies 4.6%
48,200	Align Technology, Inc.(a)(b)	757,704
49,300	American Medical Systems Holdings, Inc.(a)	760,206
7,900	Cooper Cos., Inc. (The)(b)	221,279
11,900	CryoLife, Inc.(a)	71,400
30,300	Cyberonics, Inc.(a)(b)	438,138
15,300	ev3, Inc.(a)	180,234
5,900	Haemonetics Corp.(a)	303,850
4,200	ICU Medical, Inc.(a)	147,000
4,800	Integra LifeSciences Holdings Corp.(a)	146,592
36,800	Invacare Corp.(b)	825,424
39,500	Meridian Bioscience, Inc.(b)	876,505
20,200	Merit Medical Systems, Inc.(a)	342,996
16,400	SurModics, Inc.(a)(b)	420,004
52,200	Symmetry Medical, Inc.(a)	416,034
16,900	West Pharmaceutical Services, Inc.	667,043

		6,574,409

Healthcare Providers & Services 5.7%
13,200	Amedisys, Inc.(a)	525,228
3,700	American Dental Partners, Inc.(a)	43,993
2,200	AMERIGROUP Corp.(a)	48,510
9,400	AMN Healthcare Services, Inc.(a)	78,208
22,500	AmSurg Corp.(a)	474,075
28,200	Bio-Reference Labs, Inc.(a)	911,706
12,200	Catalyst Health Solutions, Inc.(a)	382,714
25,100	Centene Corp.(a)	447,533

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

HEALTHCARE (Continued)

Healthcare Providers & Services (cont’d.)
6,900	Chemed Corp.	$312,708
1,500	Corvel Corp.(a)	42,750
3,800	Coventry Health Care, Inc.(a)	75,354
12,100	Gentiva Health Services, Inc.(a)	290,400
5,300	Hanger Orthopedic Group, Inc.(a)	73,352
10,800	Healthsouth Corp.(a)	157,788
30,900	Healthspring Inc.(a)	442,797
41,400	Healthways, Inc.(a)	665,712
33,300	inVentiv Health, Inc.(a)	565,434
3,500	IPC The Hospitalist Co., Inc.(a)	106,050
27,100	LHC Group, Inc.(a)	756,361
1,300	Lincare Holdings, Inc.(a)(b)	40,833
23,400	Medcath Corp.(a)	192,114
9,700	Mednax, Inc.(a)	503,624
2,100	Molina Healthcare, Inc.(a)	39,312
2,500	MWI Veterinary Supply, Inc.(a)	88,500
16,700	Odyssey HealthCare, Inc.(a)(b)	232,798
2,800	PharMerica Corp.(a)(b)	43,204
16,600	PSS World Medical, Inc.(a)(b)	335,652
9,300	RehabCare Group, Inc.(a)	174,375

		8,051,085

Healthcare Technology 0.6%
14,800	Computer Programs & Systems, Inc.	625,152
6,100	Eclipsys Corp.(a)	114,375
8,100	Phase Forward, Inc.(a)	106,191

		845,718

Life Sciences Tools & Services 0.4%
35,700	Cambrex Corp.(a)	214,200
5,300	Dionex Corp.(a)	359,764

		573,964

Pharmaceuticals 1.0%
9,900	Endo Pharmaceuticals Holdings, Inc.(a)	221,760
54,200	Par Pharmaceutical Cos., Inc.(a)	1,136,574
4,200	Valeant Pharmaceuticals International(a)	123,480

		1,481,814

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

INDUSTRIALS 15.9%

Aerospace & Defense 2.5%
6,000	AAR Corp.(a)	$117,660
1,100	Alliant Techsystems, Inc.(a)(b)	85,558
3,400	American Science & Engineering, Inc.	224,808
22,800	Applied Signal Technology, Inc.	467,172
27,400	Cubic Corp.	951,054
11,000	Curtiss-Wright Corp.	328,020
7,500	Dyncorp International, Inc.(a)	127,500
11,500	Esterline Technologies Corp.(a)	484,265
51,300	GenCorp, Inc.(a)	381,672
12,200	Teledyne Technologies, Inc.(a)	416,752

		3,584,461

Air Freight & Logistics 0.1%
4,700	Forward Air Corp.	100,298

Airlines 0.3%
35,500	Hawaiian Holdings, Inc.(a)	251,695
13,600	SkyWest, Inc.	189,992

		441,687

Building Products 1.1%
33,600	Apogee Enterprises, Inc.	444,864
32,800	Gibraltar Industries, Inc.	354,896
35,300	Quanex Building Products Corp.	524,911
7,100	Universal Forest Products, Inc.	253,328

		1,577,999

Commercial Services & Supplies 3.0%
29,200	ABM Industries, Inc.	548,376
13,400	ATC Technology Corp.(a)	280,060
15,800	Consolidated Graphics, Inc.(a)(b)	316,948
4,900	Deluxe Corp.	69,727
5,000	G&K Services, Inc. (Class A Stock)	110,750
21,600	Geo Group, Inc. (The)(a)	456,840
7,500	Interface, Inc. (Class A Stock)	58,200
3,500	Mobile Mini, Inc.(a)	50,750
48,900	Sykes Enterprises, Inc.(a)	1,160,886
2,600	Tetra Tech, Inc.(a)	66,898
23,400	United Stationers, Inc.(a)	1,103,076

		4,222,511

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Construction & Engineering 0.5%
30,900	EMCOR Group, Inc.(a)	$729,858

Electrical Equipment 2.1%
18,900	A.O. Smith Corp.	749,007
20,900	Acuity Brands, Inc.	661,694
15,300	AZZ, Inc.(a)	524,178
7,100	Baldor Electric Co.	183,535
3,400	Brady Corp. (Class A Stock)	92,072
14,200	Regal-Beloit Corp.	665,696
19,200	Vicor Corp.(a)	130,944

		3,007,126

Industrial Conglomerates 0.2%
23,700	Tredegar Corp.	323,031

Machinery 4.2%
14,600	Actuant Corp. (Class A Stock)	227,906
25,700	Albany International Corp. (Class A Stock)	428,162
28,900	Briggs & Stratton Corp.	540,430
15,900	CIRCOR International, Inc.	433,275
10,500	EnPro Industries, Inc.(a)	237,090
26,800	Gardner Denver, Inc.(a)	962,388
32,600	John Bean Technologies Corp.	535,292
16,200	Robbins & Myers, Inc.	375,840
35,500	Toro Co.(b)	1,314,210
1,900	Valmont Industries, Inc.	137,313
27,200	Watts Water Technologies, Inc. (Class A Stock)	768,400

		5,960,306

Marine 0.4%
15,600	Kirby Corp.(a)	527,280

Professional Services 0.5%
12,500	Administaff, Inc.(b)	310,250
15,700	CDI Corp.	191,226
2,200	School Specialty, Inc.(a)	48,950
33,300	Spherion Corp.(a)	164,835

		715,261

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Road & Rail 0.4%
6,500	Knight Transportation, Inc.(b)	$104,260
18,500	Old Dominion Freight Line, Inc.(a)(b)	480,815

		585,075

Trading Companies & Distributors 0.6%
13,500	Applied Industrial Technologies, Inc.	273,105
4,700	Kaman Corp.	97,102
7,500	Watsco, Inc.	384,150
1,400	WESCO International, Inc.(a)	35,784

		790,141
INFORMATION TECHNOLOGY 17.5%

Communications Equipment 2.1%
108,800	Arris Group, Inc.(a)	1,116,288
11,500	Black Box Corp.	304,865
13,800	Blue Coat Systems, Inc.(a)	307,464
30,100	Netgear, Inc.(a)	548,723
9,800	Network Equipment Technologies, Inc.(a)	32,340
9,800	Symmetricom, Inc.(a)	46,942
37,000	Tekelec(a)	555,740

		2,912,362

Computers & Peripherals 0.9%
59,200	Adaptec, Inc.(a)	188,848
11,600	Avid Technology, Inc.(a)	146,508
9,800	Intermec, Inc.(a)	120,736
84,100	Novatel Wireless, Inc.(a)	750,172

		1,206,264

Electronic Equipment & Instruments 4.1%
12,800	Agilysys, Inc.	60,288
5,000	Anixter International, Inc.(a)	209,250
12,600	Benchmark Electronics, Inc.(a)	211,680
114,400	Brightpoint, Inc.(a)	843,128
36,900	Checkpoint Systems, Inc.(a)	500,733
22,500	CTS Corp.	201,600
34,900	DTS, Inc.(a)(b)	985,925
5,000	Gerber Scientific, Inc.(a)	23,100
23,000	Insight Enterprises, Inc.(a)	241,960
26,100	Mercury Computer Systems, Inc.(a)	279,270

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Electronic Equipment & Instruments (cont’d.)
5,600	Methode Electronics, Inc.	$40,600
8,800	Park Electrochemical Corp.	197,824
6,900	Plexus Corp.(a)	174,570
9,300	Rogers Corp.(a)	241,335
7,500	ScanSource, Inc.(a)	190,425
32,100	SYNNEX Corp.(a)(b)	825,933
900	Tech Data Corp.(a)	34,587
45,600	Technitrol, Inc.	355,224
12,500	TTM Technologies, Inc.(a)	127,125

		5,744,557

Internet Software & Services 1.5%
37,700	DealerTrack Holdings, Inc.(a)	621,296
52,400	j2 Global Communications, Inc.(a)	1,071,580
2,800	Keynote Systems, Inc.(a)	28,616
22,700	Knot, Inc. (The)(a)	242,209
15,800	Perficient, Inc.(a)	128,612

		2,092,313

IT Services 2.4%
10,100	CACI International, Inc. (Class A Stock)(a)	480,962
9,800	Ciber, Inc.(a)	31,556
35,200	CSG Systems International, Inc.(a)	575,168
11,900	Cybersource Corp.(a)	194,922
6,200	Forrester Research, Inc.(a)	157,046
11,600	MAXIMUS, Inc.	536,616
4,800	Online Resources Corp.(a)	25,200
16,700	RightNow Technologies, Inc.(a)	254,842
15,200	StarTek, Inc.(a)	88,160
40,700	TeleTech Holdings, Inc.(a)	728,123
13,400	Wright Express Corp.(a)	373,994

		3,446,589

Semiconductors & Semiconductor Equipment 4.0%
1,100	Cabot Microelectronics Corp.(a)	35,178
4,200	Cymer, Inc.(a)	143,808
109,200	Cypress Semiconductor Corp.(a)(b)	920,556
21,300	Diodes, Inc.(a)	348,894
19,100	DSP Group, Inc.(a)	110,398
36,300	Exar Corp.(a)	250,470

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
16,100	Hittite Microwave Corp.(a)	$592,480
29,100	Kopin Corp.(a)	129,204
28,300	Micrel, Inc.	211,401
600	Netlogic Microsystems, Inc.(a)	22,806
18,500	RF Micro Devices, Inc.(a)	73,630
5,900	Sigma Designs, Inc.(a)	70,859
7,400	Silicon Laboratories, Inc.(a)	310,060
119,100	Skyworks Solutions, Inc.(a)	1,242,213
1,800	Tessera Technologies, Inc.(a)	39,798
70,800	TriQuint Semiconductor, Inc.(a)(b)	381,612
2,800	Varian Semiconductor Equipment Associates, Inc.(a)	79,492
31,100	Veeco Instruments, Inc.(a)	757,285

		5,720,144

Software 2.5%
12,700	Blackbaud, Inc.	281,813
19,800	CommVault Systems, Inc.(a)	390,060
10,500	Concur Technologies, Inc.(a)(b)	374,220
6,600	Ebix, Inc.(a)	406,560
24,800	Epicor Software Corp.(a)	191,456
2,800	i2 Technologies, Inc.(a)	44,072
4,200	Interactive Intelligence, Inc.(a)	70,434
14,000	JDA Software Group, Inc.(a)	277,760
2,500	Manhattan Associates, Inc.(a)	57,375
1,500	Pegasystems, Inc.	43,005
23,800	Progress Software Corp.(a)	549,780
23,400	Radiant Systems, Inc.(a)	230,256
16,200	Smith Micro Software, Inc.(a)	147,096
12,800	THQ, Inc.(a)	66,944
21,700	Tyler Technologies, Inc.(a)	412,734

		3,543,565
MATERIALS 5.1%

Chemicals 2.3%
22,800	A. Schulman, Inc.	396,036
30,000	H.B. Fuller Co.	573,300
13,300	NewMarket Corp.	1,243,550
21,500	OM Group, Inc.(a)	580,930
7,700	Stepan Co.	440,748

		3,234,564

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	23

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

MATERIALS (Continued)

Construction Materials 0.6%
28,800	Eagle Materials, Inc.	$715,680
25,000	Headwaters, Inc.(a)	103,000

		818,680

Containers & Packaging 1.1%
15,800	Myers Industries, Inc.	138,566
33,800	Rock-Tenn Co. (Class A Stock)	1,480,440

		1,619,006

Metals & Mining 0.7%
8,200	A.M. Castle & Co.	92,414
2,900	AMCOL International Corp.	75,516
14,700	Brush Engineered Materials, Inc.(a)	271,215
2,100	Kaiser Aluminum Corp.	83,895
22,600	RTI International Metals, Inc.(a)	468,046

		991,086

Paper & Forest Products 0.4%
19,000	Buckeye Technologies, Inc.(a)	170,240
2,900	Clearwater Paper Corp.(a)	131,283
7,300	Neenah Paper, Inc.	75,555
2,100	Schweitzer-Mauduit International, Inc.	108,465
3,800	Wausau Paper Corp.	33,326

		518,869
TELECOMMUNICATION SERVICES 0.3%

Diversified Telecommunication Services
1,300	Atlantic Tele-Network, Inc.	59,592

Wireless Telecommunication Services 0.3%
10,700	iPCS, Inc.(a)	255,409
11,100	USA Mobility, Inc.	120,990

		376,399
UTILITIES 3.1%

Electric Utilities 1.0%
10,800	Central Vermont Public Service Corp.	209,412
15,800	El Paso Electric Co.(a)	296,250
30,800	Unisource Energy Corp.	889,504

		1,395,166

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

UTILITIES (Continued)

Gas Utilities 1.7%
17,400	Atmos Energy Corp.	$484,590
20,200	New Jersey Resources Corp.	711,040
3,400	South Jersey Industries, Inc.	119,986
36,800	Southwest Gas Corp.	919,632
4,800	UGI Corp.	114,624

		2,349,872

Multi-Utilities 0.1%
3,700	Avista Corp.	70,152
2,600	CMS Energy Corp.	34,580

		104,732

Water Utilities 0.3%
11,100	American States Water Co.	367,965

	Total long-term investments (cost $107,826,808)	138,147,371

Principal Amount (000)
SHORT-TERM INVESTMENTS 18.8%

U.S. Government Security 0.3%
$400	United States Treasury Bill 0.294%, 12/17/2009(c)(d) (cost $399,852)	399,980

Shares

Affiliated Money Market Mutual Fund 18.5%
26,098,542	Dryden Core Investment Fund - Taxable Money Market Series (cost $26,098,542; includes $24,049,891 of cash collateral received for securities on loan) (Note 3)(e)(f)	26,098,542

	Total short-term investments (cost $26,498,394)	26,498,522

	Total Investments 116.5% (cost $134,325,202; Note 5)	164,645,893
	Liabilities in excess of other assets(g) (16.5%)	(23,297,521)

	Net Assets 100.0%	$141,348,372

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Portfolio of Investments

as of October 31, 2009 continued

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $22,669,651; cash collateral of $24,049,891 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(g)	Includes net unrealized depreciation on financial futures contracts as follows:

Open futures contracts outstanding at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Depreciation
	Long Position:
47	Russell 2000 Mini Index Futures	Dec. 2009	$2,735,534	$2,640,460	$(95,074)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$138,147,371	$—	$—
U.S. Government Security	—	399,980	—
Affiliated Money Market Mutual Fund	26,098,542	—	—

	164,245,913	399,980	—
Other Financial Instruments*	(95,074)	—	—

Total	$164,150,839	$399,980	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

As of October 31, 2008 and October 31, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 17.0% of collateral received for securities on loan)	18.5%
Financial	17.8
Information Technology	17.5
Industrials	15.9
Consumer Discretionary	15.5
Healthcare	12.9
Energy	5.9
Materials	5.1
Consumer Staples	3.7
Utilities	3.1
Telecommunication Services	0.3
U.S. Government Security	0.3

116.5
Liabilities in excess of other assets	(16.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker – variation margin	$95,074	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	27

Portfolio of Investments

as of October 31, 2009 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$598,866

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(155,696)

For the year ended October 31, 2009, the Fund’s average volume of derivative activities is as follows:

Futures Long Position
$2,241,378

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2009

Assets
Investments at value, including securities on loan of $22,669,651:
Unaffiliated investments (cost $108,226,660)	$138,547,351
Affiliated investments (cost $26,098,542)	26,098,542
Cash	424,063
Receivable for investments sold	6,410,789
Receivable for Fund shares sold	444,518
Dividends and interest receivable	87,386
Prepaid expenses	3,142

Total assets	172,015,791

Liabilities
Payable to broker for collateral for securities on loan	24,049,891
Payable for investments purchased	5,933,979
Payable for Fund shares reacquired	331,353
Accrued expenses	146,087
Management fee payable	76,944
Due to broker—variation margin	69,542
Distribution fee payable	29,790
Affiliated transfer agent fee payable	26,400
Loan interest payable (Note 7)	1,844
Deferred directors’ fees	1,589

Total liabilities	30,667,419

Net Assets	$141,348,372

Net assets were comprised of:
Common stock, at par	$10,923
Paid-in capital in excess of par	197,745,653

197,756,576
Undistributed net investment income	40,966
Accumulated net realized loss on investment transactions	(86,674,787)
Net unrealized appreciation on investments	30,225,617

Net assets, October 31, 2009	$141,348,372

See Notes to Financial Statements.

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Class A
Net asset value, offering price and redemption price per share ($49,263,173 ÷ 3,817,478 shares of common stock issued and outstanding)	$12.90
Maximum sales charge (5.50% of offering price)	.75

Maximum offering price to public	$13.65

Class B
Net asset value, offering price and redemption price per share ($4,168,553 ÷ 350,506 shares of common stock issued and outstanding)	$11.89

Class C
Net asset value, offering price and redemption price per share ($13,266,401 ÷ 1,115,508 shares of common stock issued and outstanding)	$11.89

Class R
Net asset value, offering price and redemption price per share ($278,694 ÷ 21,650 shares of common stock issued and outstanding)	$12.87

Class Z
Net asset value, offering price and redemption price per share ($74,371,551 ÷ 5,618,352 shares of common stock issued and outstanding)	$13.24

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	31

Statement of Operations

Year Ended October 31, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,249)	$1,923,347
Affiliated income from securities loaned, net	279,454
Affiliated dividend income	20,441
Unaffiliated interest income	1,015

Total income	2,224,257

Expenses
Management fee	908,931
Distribution fee—Class A	146,145
Distribution fee—Class B	45,523
Distribution fee—Class C	150,865
Distribution fee—Class R	1,042
Transfer agent’s fees and expenses (including affiliated expenses of $108,000) (Note 3)	257,000
Custodian’s fees and expenses	74,000
Registration fees	68,000
Reports to shareholders	57,000
Legal fees and expenses	22,000
Audit fee	21,000
Directors’ fees	19,000
Insurance	4,000
Loan interest expense (Note 7)	2,935
Miscellaneous	11,132

Total expenses	1,788,573

Net investment income	435,684

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(66,366,748)
Futures transactions	598,866

(65,767,882)

Net change in unrealized appreciation (depreciation) on:
Investments	62,082,515
Futures	(155,696)

61,926,819

Net loss on investments	(3,841,063)

Net Decrease In Net Assets Resulting From Operations	$(3,405,379)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
Decrease In Net Assets
Operations
Net investment income	$435,684	$937,783
Net realized loss on investment transactions	(65,767,882)	(20,529,313)
Net change in unrealized appreciation (depreciation) on investments	61,926,819	(76,410,776)

Net decrease in net assets resulting from operations	(3,405,379)	(96,002,306)

Dividends from net investment income (Note 1)
Class A	(370,244)	—
Class B	—	—
Class C	—	—
Class R	(631)	—
Class Z	(960,101)	—

	(1,330,976)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	62,232,527	138,079,489
Net asset value of shares issued in reinvestment of dividends	966,889	—
Cost of shares reacquired	(88,372,608)	(95,733,257)

Net increase (decrease) in net assets from Fund share transactions	(25,173,192)	42,346,232

Total decrease	(29,909,547)	(53,656,074)

Net Assets
Beginning of year	171,257,919	224,913,993

End of year(a)	$141,348,372	$171,257,919

(a) Includes undistributed net investment income of:	$40,966	$936,258

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent

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transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially,

Dryden Small-Cap Core Equity Fund, Inc.	35

Notes to Financial Statements

continued

the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it received $34,629 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2009, it received $236, $13,783 and $5,622 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

Dryden Small-Cap Core Equity Fund, Inc.	37

Notes to Financial Statements

continued

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2009, the Fund incurred approximately $160,400 in total networking fees, of which $50,300 was paid to Wells Fargo and First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2009, PIM has been compensated approximately $117,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2009 were $187,223,293 and $212,263,939, respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,330,976 from ordinary income. There were no distributions paid during the fiscal year ended October 31, 2008.

As of October 31, 2009, accumulated undistributed earnings on a tax basis of $42,549 was from ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$134,547,211	$31,141,394	$(1,042,712)	$30,098,682

The difference between book basis and tax basis is attributable to deferred losses on wash sales and other book to tax differences.

As of October 31, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $86,548,000 of which $19,502,000 expires in 2016 and $67,046,000 expires in 2017. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase

Dryden Small-Cap Core Equity Fund, Inc.	39

Notes to Financial Statements

continued

Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500 million for Class A, B and C, 300 million for Class R and 200 million for Class Z authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2009:
Shares sold	750,652	$8,676,776
Shares issued in reinvestment of dividends	29,856	339,765
Shares reacquired	(1,285,831)	(15,171,593)

Net increase (decrease) in shares outstanding before conversion	(505,323)	(6,155,052)
Shares issued upon conversion from Class B	91,654	1,051,743

Net increase (decrease) in shares outstanding	(413,669)	$(5,103,309)

Year ended October 31, 2008:
Shares sold	848,723	$15,392,361
Shares reacquired	(2,057,678)	(37,531,401)

Net increase (decrease) in shares outstanding before conversion	(1,208,955)	(22,139,040)
Shares issued upon conversion from Class B	128,545	2,370,229

Net increase (decrease) in shares outstanding	(1,080,410)	$(19,768,811)

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Class B	Shares	Amount
Year ended October 31, 2009:
Shares sold	34,967	$372,092
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(92,666)	(992,022)

Net increase (decrease) in shares outstanding before conversion	(57,699)	(619,930)
Shares reacquired upon conversion into Class A	(99,095)	(1,051,743)

Net increase (decrease) in shares outstanding	(156,794)	$(1,671,673)

Year ended October 31, 2008:
Shares sold	49,602	$831,467
Shares reacquired	(128,878)	(2,089,629)

Net increase (decrease) in shares outstanding before conversion	(79,276)	(1,258,162)
Shares reacquired upon conversion into Class A	(139,037)	(2,370,229)

Net increase (decrease) in shares outstanding	(218,313)	$(3,628,391)

Class C
Year ended October 31, 2009:
Shares sold	215,228	$2,341,860
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(664,190)	(7,278,964)

Net increase (decrease) in shares outstanding	(448,962)	$(4,937,104)

Year ended October 31, 2008:
Shares sold	463,214	$7,824,204
Shares reacquired	(429,762)	(7,004,520)

Net increase (decrease) in shares outstanding	33,452	$819,684

Class R
Year ended October 31, 2009:
Shares sold	11,166	$129,312
Shares issued in reinvestment of dividends	55	631
Shares reacquired	(3,481)	(40,791)

Net increase (decrease) in shares outstanding	7,740	$89,152

Year ended October 31, 2008:
Shares sold	14,087	$253,720
Shares reacquired	(302)	(5,503)

Net increase (decrease) in shares outstanding	13,785	$248,217

Dryden Small-Cap Core Equity Fund, Inc.	41

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2009:
Shares sold	4,290,421	$50,712,487
Shares issued in reinvestment of dividends	53,822	626,493
Shares reacquired	(5,220,258)	(64,889,238)

Net increase (decrease) in shares outstanding	(876,015)	$(13,550,258)

Year ended October 31, 2008:
Shares sold	6,067,365	$113,777,737
Shares reacquired	(2,746,470)	(49,102,204)

Net increase (decrease) in shares outstanding	3,320,895	$64,675,533

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the SCA during the year ended October 31, 2009. The average daily balance for the 11 days the Fund had loans outstanding during the year was approximately $8,208,455 at a weighted average interest rate of 1.17%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has determined that except for the following there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2009, the Fund declared a dividend of $0.00934 per share of Class Z ordinary income. The dividend was paid to the shareholders of record on November 27, 2009. The ex-dividend date was November 30, 2009.

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Financial Highlights

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Financial Highlights

Class A
Year Ended October 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.35

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	(.38)

Total from investment operations	(.36)

Less Dividends:
Dividends from net investment income	(.09)

Net asset value, end of year	$12.90

Total Return(b):	(2.63)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$49,263
Average net assets (000)	$48,720
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.25%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment income (loss)	.21%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	125%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2008(a)	2007(a)	2006(a)	2005(a)

$21.11	$19.40	$16.82	$14.55

.07	(.04)	(.03)	(.05)
(7.83)	1.75	2.61	2.32

(7.76)	1.71	2.58	2.27

—	—	—	—

$13.35	$21.11	$19.40	$16.82

(36.76)%	8.81%	15.34%	15.60%

$56,499	$112,103	$102,497	$88,163
$81,222	$109,888	$100,311	$64,984

1.11%	1.15%	1.17%	1.40%
.83%	.90%	.92%	1.15%
.39%	(.18)%	(.15)%	(.32)%

129%	139%	93%	90%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	45

Financial Highlights

continued

Class B
Year Ended October 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.30

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.36)

Total from investment operations	(.41)

Less Dividends:
Dividends from net investment income	—

Net asset value, end of year	$11.89

Total Return(b):	(3.33)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,169
Average net assets (000)	$4,552
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(.44)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2008(a)	2007(a)	2006(a)	2005(a)

$19.58	$18.13	$15.84	$13.80

(.05)	(.18)	(.16)	(.16)
(7.23)	1.63	2.45	2.20

(7.28)	1.45	2.29	2.04

—	—	—	—

$12.30	$19.58	$18.13	$15.84

(37.18)%	8.00%	14.46%	14.78%

$6,238	$14,209	$16,156	$18,937
$10,254	$15,317	$17,752	$29,025

1.83%	1.90%	1.92%	2.15%
.83%	.90%	.92%	1.15%
(.32)%	(.93)%	(.92)%	(1.10)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	47

Financial Highlights

continued

Class C
Year Ended October 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.30

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.36)

Total from investment operations	(.41)

Less Dividends:
Dividends from net investment income	—

Net asset value, end of year	$11.89

Total Return(b):	(3.33)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,266
Average net assets (000)	$15,088
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(.46)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2008(a)	2007(a)	2006(a)	2005(a)

$19.58	$18.13	$15.84	$13.80

(.05)	(.18)	(.16)	(.17)
(7.23)	1.63	2.45	2.21

(7.28)	1.45	2.29	2.04

—	—	—	—

$12.30	$19.58	$18.13	$15.84

(37.18)%	8.00%	14.46%	14.78%

$19,239	$29,975	$18,647	$12,056
$26,165	$23,977	$16,024	$10,575

1.83%	1.90%	1.92%	2.15%
.83%	.90%	.92%	1.15%
(.32)%	(.93)%	(.89)%	(1.11)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	49

Financial Highlights

continued

Class R

Year Ended October 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.30

Income (loss) from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.38)

Total from investment operations	(.39)

Less Dividends:
Dividends from net investment income	(.04)

Net asset value, end of period	$12.87

Total Return(c):	(2.86)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$279
Average net assets (000)	$208
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.45%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment income (loss)	(.09)%

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class R
Year Ended October 31, 2008(b)	January 12, 2007(a) through October 31, 2007(b)

$21.06	$19.96

.04	(.08)
(7.80)	1.18

(7.76)	1.10

—	—

$13.30	$21.06

(36.85)%	5.51%

$185	$3
$161	$2

1.33%	1.40	%(f)
.83%	.90	%(f)
.20%	(.49	)%(f)

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	51

Financial Highlights

continued

Class Z
Year Ended October 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.72

Income (loss) from investment operations:
Net investment income (loss)	.06
Net realized and unrealized gain (loss) on investment transactions	(.40)

Total from investment operations	(.34)

Less Dividends:
Dividends from net investment income	(.14)

Net asset value, end of year	$13.24

Total Return(b):	(2.32)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$74,371
Average net assets (000)	$82,935
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment income (loss)	.51%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2008(a)	2007(a)	2006(a)	2005(a)

$21.62	$19.82	$17.14	$14.79

.13	.01	.02	(.02)
(8.03)	1.79	2.66	2.37

(7.90)	1.80	2.68	2.35

—	—	—	—

$13.72	$21.62	$19.82	$17.14

(36.54)%	9.08%	15.64%	15.89%

$89,097	$68,624	$13,011	$7,212
$107,017	$33,067	$9,637	$6,394

.83%	.90%	.92%	1.15%
.83%	.90%	.92%	1.15%
.69%	.05%	.13%	(.09)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	53

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Small-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Small-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

54	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (October 31, 2009) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended October 31, 2009, the Fund paid ordinary income dividends for Class A, Class R and Class Z shares of $.09 per share, $.04 per share and $.14 per share, respectively.

For the fiscal year ended October 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

Dryden Small-Cap Core Equity Fund, Inc.	55

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Small-Cap Core Equity Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1997, Richard A. Redeker, 1997; Robin B. Smith, 1997; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Dryden Small-Cap Core Equity Fund, Inc.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.

[1]

The year in which each individual became an Officer of the Fund is as follows: Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interest of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the second quartile over the five-year period, and in the third quartile over the one-, three- and ten-year periods. The Board noted that the Fund also underperformed its benchmark index over all periods. The Board expressed concern with the Fund’s long-term performance, and requested that PI and QMA report their views on strategic alternatives to improve the Fund’s performance at the third quarter Board meeting scheduled for September 2009. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance and its consideration of PI’s and QMA’s presentation on strategic alternatives to address the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.99%	–3.33%	4.06%	—
Class B	–8.17	–3.13	3.87	—
Class C	–4.30	–2.94	3.87	—
Class R	–2.86	N/A	N/A	–14.37% (1/12/07)
Class Z	–2.32	–1.95	4.92	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.63%	–2.23%	4.65%	—
Class B	–3.33	–2.94	3.87	—
Class C	–3.33	–2.94	3.87	—
Class R	–2.86	N/A	N/A	–14.37% (1/12/07)
Class Z	–2.32	–1.95	4.92	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.70%; Class Z, 0.95%. Net operating expenses apply to: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.45%; Class Z, 0.95%, after contractual reduction for Class R through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009) as measured on a quarterly basis. The S&P SmallCap 600 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to an annual 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PQVAX	PQVBX	PQVCX	DCERX	PSQZX
CUSIP	26249A103	26249A202	26249A301	26248V108	26249A400

MF176E    0168443-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2009 and October 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended October 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2009

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 22, 2009

*	Print the name and title of each signing officer under his or her signature.